Matthew D. Kaufman (Wyo. Bar # 6-3960)
HATHAWAY & KUNZ, LLP
P. O. Box 1208
Cheyenne, WY 82003-1208
307-634-7723
307-634-0985 (Fax)
mkaufman@hkwyolaw.com

ATTORNEYS FOR PETITIONER

FILED
MAY 01 2019
DIANE SANCHEZ
CLERK OF THE DISTRICT COURT

STATE OF WYOMING	)		IN THE DISTRICT COURT
	)	SS:	
COUNTY OF LARAMIE	)		FIRST JUDICIAL DISTRICT

IN RE CANAMED4PETS, INC.	)	
an administratively dissolved	)	Docket No. 191-333
Wyoming Corporation.	)	

ORDER GRANTING PETITION TO SET ASIDE ADMINISTRATIVE DISSOLUTION

THIS MATTER came before the Court for hearing on April 16, 2019 on the Petition of Canamed4Pets, Inc., to set aside the administrative dissolution of the Corporation. The Court reviewed the Petition to Set Aside Administrative Dissolution and the documents filed therewith by the Petitioner, including the Affidavit of Jason Black, and the Court being fully advised.

NOW, THEREFORE, the Court hereby ORDERS, ADJUDGES, AND DECREES as follows:

1. The administrative dissolution of Canamed4Pets, Inc., which occurred on March 22, 2016, is hereby set aside by the Court pursuant to Wyo. Stat. § 17-16-1423(c). The Wyoming Secretary of State is hereby ordered to reinstate the

dissolved Corporation upon compliance by the Corporation of the requirements set forth in this Order;

2. As a condition to reinstatement, the Corporation shall file annual reports for each of the years 2016-2019 with the Wyoming Secretary of State and pay the annual license taxes to the Secretary of State for each of those years in accordance with Wyo. Stat. § 17-16-1630. The Corporation shall also pay a reinstatement certificate fee to the Wyoming Secretary of State in the amount of $50.00, pursuant to Wyo. Stat. § 17-16-122.

3. Prior to, or simultaneously with, the reinstatement of the Corporation, the Corporation shall dissolve the new corporation that it filed on September 25, 2018, with the Wyoming Secretary of State using the same company name, so that there will not be a conflict with the name Canamed4Pets, Inc.

4. The Corporation and the Wyoming Secretary of State shall take such other actions as may be necessary to complete the reinstatement of Canamed4Pets, Inc. and fulfill the requirements of this Order.

DATED THIS 30 day of April, 2019.

s/ Catherine R [signature]

DISTRICT COURT JUDGE

STATE OF WYOMING COUNTY OF LARAMIE, SS CHEYENNE

I Diane Sanchez, Clerk of the District Court in and for the County of Laramie, Wyoming, do hereby certify that the within and foregoing is a full true and correct copy of the original thereof as the same appears on file or of record in my office and that the same is in full force and effect as of this date.

Witness my hand and seal of said court this 1 day of May 2019

DIANE SANCHEZ
Clerk of District Court

By [signature]
Deputy

CLERK'S CERTIFICATE OF SERVICE

This is to certify that on the 1 day of May, 2019 a true and correct copy of the foregoing was served as follows:

Wyoming Secretary of State 2020 Carey Ave. Suite 700 Cheyenne, WY 82002-0020	[✓] U.S. Mail [ ] Fed Ex [ ] Fax [ ] Court Box
Matthew D. Kaufman (Wyo. Bar #6-3960) HATHAWAY & KUNZ, LLP P. O. Box 1208 Cheyenne, WY 82003-1208	[ ] U.S. Mail [ ] Fed Ex [ ] Fax [ ] Court Box

Brenda Jennings
Clerk of District Court Deputy